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                                                                      EXHIBIT 10












                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the use in the Statement of Additional Information of the Polaris Choice Variable Annuity, which constitutes part of this Registration Statement on Form N-4 for FS Variable Separate Account of First SunAmerica Life Insurance Company of our report dated February 11, 2003, relating to the financial statements of First SunAmerica Life Insurance Company and our report dated February 28, 2003, relating to the financial statements of FS Variable Separate Account. We also consent to the incorporation by reference of our reports into the Prospectus of the Polaris Choice Variable Annuity, which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.


         PricewaterhouseCoopers LLP
         Los Angeles, California
         August 14, 2003